Investment in Equity Investees	12 Months Ended
Dec. 31, 2017
Equity And Cost Method Investment [Abstract]
Investment in equity investees
4.	Investment in equity investees

In June 2017, the Group entered into an agreement with three third-parties to launch JING Medicine Technology (Shanghai) Ltd. (“JING”), an entity which will provide services for drug discovery and development, consultation and transfer of pharmaceutical technology. The capital contribution by the Group will be RMB26.3 million ($3.9 million) in cash, representing 20% of the equity interest of JING. On July 5, 2017, RMB13.1 million ($1.9 million) was paid by the Group, and the remainder will be paid upon capital calls received from JING by the end of 2027. The Group accounts for this investment using the equity method of accounting because the Group does not control the investee but has the ability to exercise significant influence over the operating and financial policies of the investee. The Group recorded its share of loss in this investee of $249,652 for the year ended December 31, 2017.

In October 2016, the Group invested $500,000 in a private company over which the Group does not have significant influence or control and accounted for the investment using cost method of accounting. In April 2017, the Group disposed its investment to Quan Venture Fund I, L.P. for cash consideration of approximately $500,000 and no gain/loss was recognized upon disposal (Note 10).